STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	20
Beginning Date of Accrual Period	20-May-03
End Date of Accrual Period	19-Jun-03
Distribution Date	20-Jun-03
Previous Distribution Date	20-May-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	27,653,354.55
Principal Collections	24,021,470.80
Interest Collections (net of servicing fee)	3,448,517.01
Servicing Fee	183,366.74
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	27,653,354.55
Interest Paid to Certificates	449,050.45
Principal Paid to Certificates	24,780,131.14
Equity Certificate	2,240,806.22
Servicing Fee	183,366.74

Balance Reconciliation

Begin Principal Balance	440,080,177.44
Principal Collections (including repurchases)	24,021,470.80
Charge off Amount	758,660.34
End Principal Balance	415,300,046.30

Collateral Performance
Cash Yield (% of beginning balance)	9.79%
Charge off Amount (% of beginning balance)	1.96%
Net Yield	7.83%

Delinquent Loans
30-59 days principal balance of loan	12,919,424.02
30-59 days number of loans	151
60-89 days principal balance of loan	3,552,149.25
60-89 days number of loans	39
90+ days principal balance of loan	15,079,536.89
90+ days number of loans	173

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,235
Number of HEL outstanding (EOP)	5,002
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	910,940.95

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	2,240,806.22

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	36.15%

Interest Calculations
1 month LIBOR	1.31813%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.68813%
Class A Pass-Through Rate	1.68813%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.26813%
Class M Pass-Through Rate	2.26813%
Available Funds Cap	10.16235%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.413295
2. Principal Distribution per $1,000	32.840069
3. Interest Distribution per $1,000	0.573225

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.68813%
2. Days in Accrual Period	31

3. Class A Interest Due	384,479.30
4. Class A Interest Paid	384,479.30
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	264,489,160.65
2. Class A Principal Due	22,026,819.72
3. Class A Principal Paid	22,026,819.72
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	242,462,340.93

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5838245

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.610241
2. Principal Distribution per $1,000	32.840069
3. Interest Distribution per $1,000	0.770171

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.26813%
2. Days in Accrual Period	31

3. Class M Interest Due	64,571.15
4. Class M Interest Paid	64,571.15
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	33,060,652.17
2. Class M Principal Due	2,753,311.42
3. Class M Principal Paid	2,753,311.42
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	30,307,340.75

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0729770